UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2023

CHILEAN COBALT CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-268335	82-3590294
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1199 Lancaster Ave, Suite 107

Berwyn, Pennsylvania 19312

(Address of principal executive offices)

(484) 580-8697

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of Chilean Cobalt Corp. 2023 Equity Incentive Plan

On June 29, 2023 and June 30, 2023, respectively, the board of directors (the “Board”) and shareholders of Chilean Cobalt Corp. (the “Company”) adopted and approved the Chilean Cobalt Corp. 2023 Equity Incentive Plan (the “Plan”), under which incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, cash-based awards and other stock-based awards may be granted to officers, directors, employees and consultants, as applicable. Under the Plan, 1,963,746 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), were reserved for issuance under the Plan.

Pursuant to the terms of the Plan, the Administrator (which is the Board or a committee of the Board) has the authority to administer the Plan and determine, among other things, the interpretation of any provisions of the Plan, the eligible employees who are granted restricted stock, options, the number of options that may be granted, vesting schedules, and option exercise prices. The Company’s stock options have a contractual life not to exceed ten years. The Company issues new shares of common stock upon exercise of stock options.

The options may constitute either “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code or “non-statutory stock options.” The primary difference between incentive stock options and non-statutory stock options is that the former are not available to non-employees of the corporation. In addition, while neither is subject to tax at the time of grant, incentive stock options are not subject to tax at the time of exercise (but could be subject to alternative minimum tax), while upon exercise of the non-qualified options, the optionee will recognize ordinary income with respect to any vested shares purchased under the option; such income will be in an amount equal to the excess of the value of the vested shares on the exercise date over the exercise price paid for those shares.

The exercise price of an option granted under the plan cannot be less than 100% of the fair market value per share of common stock on the date of the grant of the option. The exercise price of an incentive stock option granted to a person owning more than 10% of the total combined voting power of the common stock must be at least 110% of the fair market value per share of common stock on the date of the grant. Options may not be granted under the plan on or after the tenth anniversary of the adoption of the plan.

When an option is exercised, the purchase price of the underlying stock will be paid in cash, except that the plan administrator may permit the exercise price to be paid in any combination of cash, shares of stock having a fair market value equal to the exercise price, or as otherwise determined by the plan administrator.

If an optionee ceases to provide services to the Company, other than upon the optionee’s termination as the result of their death or disability, the optionee may exercise his or her option awarded pursuant to the Plan within such period of time as is specified in an Award Agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in an Award Agreement). In the absence of a specified time in an Award Agreement, if an optionee ceases to be an employee, director, or consultant with us, other than by reason of death, disability or retirement, all vested options must be exercised within three months following such event. In the absence of a specified time in an Award Agreement, if an optionee ceases to be an employee or director of, or a consultant to us, by reason of death, disability, or retirement, all vested options may be exercised within one year following such event or such shorter period as is otherwise provided in the related agreement.

When a stock award expires or is terminated before it is exercised, the shares set aside for that award are returned to the pool of shares available for future awards.

No option can be granted under the plan after ten years following the earlier of the date the plan was adopted by the board of directors or the date the plan was approved by our stockholders.

The foregoing description of the Plan is qualified in its entirety by reference to Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Election of Duncan T. Blount to Board of Directors

On June 30, 2023, the Company’s shareholders holding 54.03% of the issued and outstanding shares of the Company’s common stock elected Duncan T. Blount to another three year term as a member of the Board. The term of this director position extends until June 30, 2026. Mr. Blount has been the Company’s Chief Executive Officer since July 15, 2022 and a member of its Board since July 28, 2022.

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Awards under the 2023 Equity Incentive Plan

On July 1, 2023, the Board approved, pursuant to the Plan and the terms of an Option Award Agreement, stock option awards to the Company’s executive officers and directors set forth below (the “Awards”) at an exercise price of $0.26 per share (the “Options”). Pursuant to the terms of the Options, the shares included in the Awards vest as follows: one eighth of the options vest on the first day of each calendar quarter commencing after the date of the Award so long as such person remains a service provider to the Company on the vesting date. The Options expire ten years after the date of award.

Recipient, Title	No. of Shares
Greg Levinson, Director	75,000
Andy Sloop, Director	75,000
Ignacio Moreno, Director	75,000
Duncan Blount, Chief Executive Officer and Director	300,000
Jim Van Horn, Chief Financial Officer	150,000
Jeremy McCann, Chief Operating Officer and Director	75,000
Total Shares Awarded	750,000

The foregoing description of the Awards is qualified in its entirety by reference to Option Award Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2023, shareholders holding 54.03% of the Common Stock approved by written consent, the Plan and the election of Mr. Blount to serve another three-year term as a Director until June 30, 2026 (collectively, the “Corporate Actions”).

Item 7.01	Regulation FD Disclosure.

On July 6, 2023, the Company sent a notice (the “Shareholder Notice”) in the general form and content referenced in Exhibit 99.1 hereto to all shareholders who did not provide an affirmative vote by shareholder consent to approve the Corporate Actions.

The information included in the Shareholder Notice shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1 †	Chilean Cobalt Corp. 2023 Equity Incentive Plan.

10.2 †	Form of Option Award Agreement.

99.1	Shareholder Notice dated July 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†	Includes management contracts and compensation plans and arrangements

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHILEAN COBALT CORP

Dated: July 6, 2023	By:	/s/ Duncan T. Blount
	Name:	Duncan T. Blount
	Title:	Chief Executive Officer

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